The Putnam
Fund for Growth
and Income


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-04

[GRAPHIC OMITTED: GREENLEAF]

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to report further progress in Putnam's reforms on behalf of shareholders. The most significant news is the settlement that has been reached with the Securities and Exchange Commission and with regulatory authorities in the Commonwealth of Massachusetts regarding market timing in Putnam funds. Putnam President and Chief Executive Officer Ed Haldeman has sent a letter to all shareholders describing the terms of the settlement. Putnam Investment Management, LLC will pay $55 million to the SEC and $55 million to the Commonwealth of Massachusetts. Most of the amount to be paid is earmarked for restitution to fund shareholders. An independent consultant will determine the final amount, as well as the method and timing of distribution, of the restitution payments.

Over the past several months, Putnam has also introduced a number of voluntary reforms. We would like to call your attention to two of them. Following the performance tables in the Performance Summary of this report you can find expense and risk comparisons for The Putnam Fund for Growth and Income. The expense comparison information enables you to estimate the amount you have actually paid for ongoing expenses such as management fees and distribution (or 12b-1) fees and to compare these expenses with the average expenses of funds in the same Lipper peer group. The risk comparison shows the fund's risk relative to similar funds as tracked by Morningstar, an independent fund-rating company. We believe the expense and risk information will provide valuable tools for you and your financial advisor when you make decisions about your financial program.

As you will read in the following pages, The Putnam Fund for Growth and Income generated positive results for the semiannual period, as its results at net asset value were in line with its benchmark and modestly outperformed its Lipper peer group. The fund's management team summarizes recent market trends and management activities, and provides an outlook for the remainder of the fiscal year. We hope you find the information useful.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 16, 2004



Report from Fund Management

Fund highlights

 * For the semiannual period ended April 30, 2004, The Putnam Fund for Growth and Income's class A shares returned 7.95% at net asset value
   (NAV) and 1.75% at public offering price (POP).

 * At NAV, the fund performed in line with its benchmark, the S&P
   500/Barra Value Index, which returned 7.98% for the same period.

 * We believe the fund's focus on higher-quality stocks helped it to slightly outperform the 7.68% average return for the Lipper Large -Cap Value Funds category, based on results at NAV.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

We are pleased to report that your fund had a competitive return during the semiannual period. At NAV, the return was in line with its benchmark and just ahead of the average for its Lipper category, Large-Cap Value Funds. This return reflects a market environment that was generally favorable for all equities for most of the period. Many of the fund's holdings participated in that recovery, and the fund's broad diversification helped as sector rotation became a significant trend in the second half of the fiscal period. Sectors that had previously lagged, including health care and consumer staples, started to perform well as assets shifted out of the financial and consumer cyclicals sectors. Toward the end of the period, the market began to favor stocks that are generally perceived as less risky. Because your fund emphasizes relatively conservative, large-cap, blue-chip, dividend-paying stocks that offer both liquidity and yield, it was well positioned to benefit from this trend.

FUND PROFILE

The Putnam Fund for Growth and Income seeks capital growth and current income by investing primarily in undervalued stocks of large, established, dividend-paying companies. The fund may be appropriate for investors who wish to diversify a portfolio that emphasizes growth investments.

Market overview

The robust recovery in corporate earnings remained strong during the period. Many of the fund's holdings saw improved earnings and profit growth, continued strong cash generation, and a slight improvement in revenue trends. This demonstrated the effectiveness of companies' tight cost controls and an ongoing trend of deleveraging, or refinancing of debt under more favorable terms. In November, the market environment was characterized by outperformance of smaller-capitalization stocks and more speculative issues. This had shifted rather dramatically by April as concerns about rising interest rates and inflation became more immediate. Assets rotated out of more speculative stocks and sectors toward higher-quality areas such as consumer staples and health care. Energy and commodities stocks were strong throughout the period as demand for these products rose steadily and drove prices higher. Financial stocks languished as the inevitability of a rise in short-term interest rates became more apparent and was supported by strong employment data and an uptick in inflation. Overall, geopolitical concerns, high oil prices, and the anticipated shift in the Federal Reserve Board's monetary policy caused a fair amount of volatility for the period.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/30/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500/Barra Value Index (large-company value stocks)                  7.98%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                   8.15%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.27%
-------------------------------------------------------------------------------
MSCI World Index (global stocks)                                        8.43%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         1.25%
-------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                             0.56%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          1.19%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 4/30/04.
-------------------------------------------------------------------------------

Strategy overview

As a general rule, the fund's strategy has remained consistent, with a focus on very large-cap, high-quality, value-oriented stocks that reflect the diversity of the overall stock market. We made no major changes to the fund's positioning during the period, but we adjusted sector weightings as seemed appropriate to us given the market's trends. The fund's weighting in financials was reduced somewhat, as we trimmed some positions in strong-performing stocks early in the period, and the valuations for others fell in anticipation of rising interest rates. Relative to its benchmark, the S&P 500/Barra Value Index, the fund was underweighted in financials at the end of the period. Within the financials sector, we emphasized stocks that we believe can perform relatively well in a challenging interest-rate environment. These include stocks with capital markets exposure, like Fannie Mae and Freddie Mac, which we believe have been trading less on the strength of their fundamentals and more on the market's reaction to regulatory developments; stocks of companies that we believe are gaining market share; and companies that are trading so cheaply that we believe their downside risk is less than their upside potential. Financial stocks have traditionally represented a large portion of the fund's assets so we are particularly vigilant about the effects of changes in interest rates and inflation rates. At the end of the period, the fund was overweighted in consumer staples and health-care stocks, relative to the benchmark. This should continue to benefit the portfolio over the near term, as these sectors have been experiencing increased demand that, in our opinion, is likely to boost prices.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                                 as of 10/31/03     as of 4/30/04

Banking                             11.7%              10.2%

Pharmaceuticals                      8.1%               8.8%

Financial                            8.2%               7.8%

Oil and gas                          6.5%               7.1%

Conglomerates                        5.1%               5.9%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Stocks that contributed notably to the fund's returns during the period included Pfizer, Altria, Berkshire Hathaway, and Johnson & Johnson. Much of the outperformance for these stocks can be attributed to their having been perceived as less risky than other stocks. These are all large, well-known companies and are either current or previous long-term holdings of the fund. Pharmaceutical giant Pfizer benefited from the return to favor of health-care stocks, and from its strong pipeline of drugs under development. Altria has been a steady performer, despite setbacks related to anti-tobacco litigation. The demand for tobacco-related products remains steady worldwide and the fund's large position had a meaningful effect on the portfolio's returns. Shares of Berkshire Hathaway performed well as the conglomerate's many well-managed businesses benefited from an improving economy. During the period, we once again established a position in Johnson & Johnson when shares became attractively valued. As assets rotated into health-care stocks, this high-quality market leader benefited from the increased demand and appreciated accordingly.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Citigroup, Inc.
   Financial

 2 ExxonMobil Corp.
   Oil and gas

 3 Pfizer, Inc.
   Pharmaceuticals

 4 Bank of America Corp.
   Banking

 5 General Electric Co.
   Conglomerates

 6 American International Group, Inc.
   Insurance

 7 Altria Group, Inc.
   Tobacco

 8 Fannie Mae
   Financial

 9 Hewlett-Packard Co.
   Computers

10 JPMorgan Chase & Co.
   Investment banking/brokerage

Footnote reads:
These holdings represent 27.4% of the fund's net assets as of 4/30/04. The fund's holdings will change over time.

Detractors from performance included Fannie Mae and Freddie Mac, Hewlett-Packard, Wyeth, Lowe's, and Home Depot. Shares of Fannie Mae and Freddie Mac, both government-sponsored entities that repackage and securitize mortgage loans, have been dogged by uncertainty surrounding proposed changes in how they are regulated. The stocks have not lost ground in absolute terms, but rather, have stayed flat in a rising market. We believe the companies' long-term fundamentals are attractive, although they have been trading well below their true worth. We continue to hold the positions. In our view, Hewlett-Packard represents a fine long-term investment. It has been performing well since its merger with Compaq Computer, but suffered toward the end of the period when technology stocks, in general, declined. We believe this recent decline in share price is a short-term phenomenon, and the fund maintains a fairly sizeable position in HP. Pharmaceutical company Wyeth had some unfavorable developments in the litigation over its weight-loss drug, Fen-Phen, which caused the share price to decline. In addition, it suffered as concerns over the risks of hormone replacement therapy dampened sales of its HRT drugs. Although at present the outlook for Wyeth appears uncertain, we continue to like the stock and the fund still owns a position. Lowe's and Home Depot, specialty retailers that deal in hardware, home goods, and building supplies, did not perform well over the past six months as investors worried that a slowing housing market would dampen earnings for the companies. From our perspective, they have both continued to improve sales and earnings at an attractive rate. We believe that these companies remain solid choices for the fund, which invests for the long term.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Large-Cap Value Team. The members of the team are Hugh Mullin (Portfolio Leader), David L. King (Portfolio Member), Christopher Miller (Portfolio Member), Mike Abata, Ronald Bukovac, Bartlett Geer, Deborah Kuenstner, Coleman Lannum, George Maris, and Jeanne Mockard.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our outlook for the next six months is fairly optimistic, but we expect that equity markets will be volatile. We believe we are still in the early stages of an economic and profit recovery that may continue for several years. As China emerges as an industrialized nation, we believe its strong demand for commodities, products, and services will help to sustain global expansion. Also, European markets, which tend to follow U.S. markets, are slightly behind the U.S. in terms of economic recovery. We believe that many of the large, multi-national companies the fund invests in will continue to benefit as economic recovery spreads in Europe. Counterbalancing the positive factors such as strong earnings growth and free cash flow, dividend growth, increased capital spending, and an improving employment picture, are the influences of rising interest rates and inflation, high energy prices, and a rather high level of uncertainty regarding world events -- not the least of which are continued violence in Iraq and the Middle East, and the upcoming presidential election in the United States. In our view, the environment should be generally favorable for big, blue-chip companies such as those in which the fund invests, because they tend to offer characteristics that appeal to risk-averse investors. The fund's holdings have been selected because we believe they have financial strength, solid dividend yields, above-average dividend growth, liquidity, and overall staying power to weather the market's ups and downs. As assets are rotated from one sector to another, as volatility punishes some areas and rewards others, and as the market overreacts to what we believe are short-term issues, we will seek to take advantage of mispriced stocks that we believe offer the potential for solid, long-term returns.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended April 30, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 4/30/04
------------------------------------------------------------------------------------------------------------
                          Class A            Class B            Class C            Class M        Class R
(inception dates)        (11/6/57)          (4/27/92)          (7/26/99)           (5/1/95)      (1/21/03)
------------------------------------------------------------------------------------------------------------
                        NAV     POP        NAV     CDSC       NAV     CDSC        NAV    POP         NAV
------------------------------------------------------------------------------------------------------------
6 months               7.95%   1.75%      7.54%    2.54%     7.56%    6.56%     7.65%   3.87%       7.70%
------------------------------------------------------------------------------------------------------------
1 year                24.56   17.41      23.59    18.59     23.67    22.67     23.96   19.63       24.21
------------------------------------------------------------------------------------------------------------
5 years               -3.55   -9.08      -7.14    -8.72     -7.02    -7.02     -5.96   -9.27       -4.72
Annual average        -0.72   -1.88      -1.47    -1.81     -1.44    -1.44     -1.22   -1.93       -0.96
------------------------------------------------------------------------------------------------------------
10 years             156.91  142.21     138.26   138.26    138.49   138.49    144.25  135.72      150.66
Annual average         9.90    9.25       9.07     9.07      9.08     9.08      9.34    8.95        9.62
------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)        12.38   12.24      11.33    11.33     11.54    11.54     11.62   11.53       12.10
------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.


-----------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/04
-----------------------------------------------------------------
                                                 Lipper
                                                 Large-Cap
                             S&P 500/            Value Funds
                             Barra Value         category
                             Index               average*
-----------------------------------------------------------------
6 months                        7.98%               7.68%
-----------------------------------------------------------------
1 year                         27.93               24.91
-----------------------------------------------------------------
5 years                        -0.64                2.55
Annual average                 -0.13                0.35
-----------------------------------------------------------------
10 years                      178.23              160.87
Annual average                 10.77                9.87
-----------------------------------------------------------------
Annual average
(life of fund)                    -- +                -- +
-----------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 4/30/04, there were 436, 421, 234, and 86 funds, respectively, in this Lipper category.

+ The fund's benchmark and Lipper category were not in existence at the time of the fund's inception. The S&P 500/Barra Value Index commenced 12/31/74. The fund's Lipper category commenced 12/31/59.



------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/04
------------------------------------------------------------------------------------------------
                              Class A        Class B   Class C         Class M       Class R
------------------------------------------------------------------------------------------------
Distributions (number)           2              2          2               2              2
------------------------------------------------------------------------------------------------
Income                        $0.153         $0.088     $0.084          $0.106         $0.132
------------------------------------------------------------------------------------------------
Capital gains                   --              --         --             --             --
------------------------------------------------------------------------------------------------
Total                         $0.153         $0.088     $0.084          $0.106         $0.132
------------------------------------------------------------------------------------------------
Share value:               NAV      POP        NAV        NAV        NAV      POP        NAV
------------------------------------------------------------------------------------------------
10/31/03                 $16.57   $17.58     $16.33     $16.50     $16.46   $17.06     $16.58
------------------------------------------------------------------------------------------------
4/30/04                   17.73    18.71*     17.47      17.66      17.61    18.25      17.72
------------------------------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------------------------------
Current dividend rate 1   1.13%    1.07%      0.39%      0.36%      0.59%    0.57%      0.90%
------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2               1.23     1.17       0.48       0.48       0.73     0.70       1.01
------------------------------------------------------------------------------------------------


 * Reflects a reduction in sales charges that took effect on January 28, 2004.

 1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 2 Based only on investment income, calculated using SEC guidelines.


------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04 (MOST RECENT CALENDAR QUARTER)
------------------------------------------------------------------------------------------------------------------
                         Class A              Class B               Class C               Class M         Class R
(inception dates)       (11/6/57)            (4/27/92)             (7/26/99)             (5/1/95)        (1/21/03)
------------------------------------------------------------------------------------------------------------------
                      NAV      POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
------------------------------------------------------------------------------------------------------------------
6 months             16.11%    9.42%     15.64%     10.64%     15.65%     14.65%     15.77%     11.69%     15.97%
------------------------------------------------------------------------------------------------------------------
1 year               38.11    30.17      37.03      32.03      37.08      36.08      37.34      32.52      37.79
------------------------------------------------------------------------------------------------------------------
5 years               5.18    -0.88       1.28      -0.44       1.35       1.35       2.55      -1.02       3.90
Annual average        1.02    -0.18       0.26      -0.09       0.27       0.27       0.51      -0.20       0.77
------------------------------------------------------------------------------------------------------------------
10 years            166.43   151.12     147.19     147.19     147.18     147.18     153.30     144.50     160.00
Annual average       10.30     9.64       9.47       9.47       9.47       9.47       9.74       9.35      10.03
------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)       12.45    12.31      11.40      11.40      11.61      11.61      11.69      11.60      12.17
------------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Putnam Fund for Growth and Income from October 31, 2003, to April 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 4/30/04
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                      $5         $9         $9         $7         $6
-----------------------------------------------------------------------------
Ending value (after
expenses)                $1,080     $1,075     $1,076     $1,077     $1,077
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2004, use the calculation method below. To find the value of your investment on October 31, 2003, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 10/31/2003 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                  Total
Value of your                                   Expenses paid     expenses
investment on 10/31/03  [DIV]     $1,000   x    per $1,000     =  paid
-----------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                 [DIV]     $1,000   X   $5 (see table above) = $50
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 4/30/04
-----------------------------------------------------------------------------
                         Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                    $5         $8         $8         $7         $6
------------------------------------------------------------------------------
Ending value (after
expenses)              $1,020     $1,017     $1,017     $1,018     $1,019
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-------------------------------------------------------------------------------
                              Class A    Class B   Class C   Class M   Class R
-------------------------------------------------------------------------------
Your fund's annualized
expense ratio                  0.91%     1.66%     1.66%     1.41%      1.16%
-------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group +  1.24%     1.99%     1.99%     1.74%      1.49%
-------------------------------------------------------------------------------

+ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 3/31/04. For class B, C, M and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   2.39

U.S. stock
fund average       3.97

0%   Increasing Risk   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 3/31/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of developed and emerging markets.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

S&P 500/Barra Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
April 30, 2004 (Unaudited)

Common stocks (98.7%) (a)
Number of shares                                                          Value

Aerospace and Defense (3.3%)
-------------------------------------------------------------------------------
     5,610,792 Boeing Co. (The)                                    $239,524,710
     3,467,674 Lockheed Martin Corp.                                165,408,050
       467,065 Northrop Grumman Corp.                                46,356,201
     2,717,100 Raytheon Co.                                          87,653,646
       799,800 United Technologies Corp.                             68,990,748
                                                                 --------------
                                                                    607,933,355

Airlines (0.4%)
-------------------------------------------------------------------------------
     5,791,030 Southwest Airlines Co.                                82,695,908

Automotive (0.5%)
-------------------------------------------------------------------------------
     1,892,100 Delphi Corp.                                          19,299,420
       400,000 General Motors Corp.                                  18,968,000
       783,087 Lear Corp.                                            47,470,734
       310,315 SPX Corp.                                             13,762,470
                                                                 --------------
                                                                     99,500,624

Banking (10.2%)
-------------------------------------------------------------------------------
     5,923,198 Bank of America Corp.                                476,758,207
     5,877,209 Bank of New York Co., Inc. (The)                     171,261,870
       665,700 Bank One Corp.                                        32,865,609
     2,301,900 Fifth Third Bancorp                                  123,519,954
        52,122 First Horizon National Corp.                           2,291,283
       324,900 M&T Bank Corp.                                        27,616,500
     1,655,151 National City Corp.                                   57,384,085
       531,800 Northern Trust Corp.                                  22,484,504
       554,855 Sovereign Bancorp, Inc.                               11,086,003
     2,780,500 State Street Corp.                                   135,688,400
     1,049,000 Synovus Financial Corp.                               25,039,630
    12,473,060 U.S. Bancorp                                         319,809,258
     1,496,340 Wachovia Corp.                                        68,457,555
     3,175,107 Washington Mutual, Inc.                              125,067,465
     5,088,443 Wells Fargo & Co.                                    287,293,492
                                                                 --------------
                                                                  1,886,623,815

Beverage (2.0%)
-------------------------------------------------------------------------------
     5,626,494 Coca-Cola Co. (The)                                  284,531,802
     3,335,602 Coca-Cola Enterprises, Inc.                           90,061,254
                                                                 --------------
                                                                    374,593,056

Building Materials (0.9%)
-------------------------------------------------------------------------------
     5,020,100 Masco Corp.                                          140,613,001
       438,400 Vulcan Materials Co.                                  20,271,616
                                                                 --------------
                                                                    160,884,617

Chemicals (2.8%)
-------------------------------------------------------------------------------
       525,000 3M Co.                                                45,402,000
       914,200 Avery Dennison Corp.                                  58,719,066
     4,657,836 Dow Chemical Co. (The)                               184,869,511
     2,026,700 E.I. du Pont de Nemours & Co.                         87,046,765
     1,252,800 Hercules, Inc. (NON)                                  13,918,608
     2,069,624 PPG Industries, Inc.                                 122,749,399
                                                                 --------------
                                                                    512,705,349

Coal (0.1%)
-------------------------------------------------------------------------------
       299,400 Peabody Energy Corp.                                  14,038,866

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------
       325,258 H&R Block, Inc.                                       14,672,388
     6,231,800 Service Corp. International (NON)                     46,053,002
                                                                 --------------
                                                                     60,725,390

Computers (2.6%)
-------------------------------------------------------------------------------
    18,768,930 Hewlett-Packard Co.                                  369,747,921
       386,700 Lexmark International, Inc. (NON)                     34,980,882
    12,248,600 Sun Microsystems, Inc. (NON)                          47,769,540
       792,216 SunGard Data Systems, Inc. (NON)                      20,653,071
                                                                 --------------
                                                                    473,151,414

Conglomerates (5.9%)
-------------------------------------------------------------------------------
        56,238 Berkshire Hathaway, Inc. Class B
               (NON)                                                175,406,322
    15,748,383 General Electric Co.                                 471,664,071
     2,839,627 Honeywell International, Inc.                         98,194,302
       784,878 Textron, Inc.                                         43,309,568
    10,744,749 Tyco International, Ltd. (Bermuda)                   294,943,360
                                                                 --------------
                                                                  1,083,517,623

Consumer Finance (1.6%)
-------------------------------------------------------------------------------
       743,000 Capital One Financial Corp.                           48,688,790
     1,561,799 Countrywide Financial Corp.                           92,614,681
     5,820,074 MBNA Corp.                                           141,893,404
     1,067,600 Providian Financial Corp. (NON)                       12,949,988
                                                                 --------------
                                                                    296,146,863

Consumer Goods (2.3%)
-------------------------------------------------------------------------------
     1,433,300 Colgate-Palmolive Co.                                 82,959,404
       757,085 Fortune Brands, Inc.                                  57,727,731
       245,300 Gillette Co. (The)                                    10,037,676
     1,005,700 Kimberly-Clark Corp.                                  65,823,065
       330,433 Newell Rubbermaid, Inc.                                7,811,436
     1,937,183 Procter & Gamble Co.                                 204,857,102
                                                                 --------------
                                                                    429,216,414

Containers (0.1%)
-------------------------------------------------------------------------------
       819,400 Owens-Illinois, Inc. (NON)                            11,438,824

Electric Utilities (3.4%)
-------------------------------------------------------------------------------
     2,225,685 CenterPoint Energy, Inc.                              24,015,141
       451,700 Dominion Resources, Inc.                              28,822,977
     1,187,900 Duke Energy Corp.                                     25,017,174
     6,102,517 Edison International                                 142,798,898
     1,031,716 Entergy Corp.                                         56,331,694
     1,945,701 Exelon Corp.                                         130,245,225
       455,000 FPL Group, Inc.                                       28,947,100
     4,082,143 PG&E Corp. (NON)                                     112,340,575
     1,309,879 Progress Energy, Inc.                                 56,023,525
     1,924,400 Sierra Pacific Resources (NON)                        13,624,752
                                                                 --------------
                                                                    618,167,061

Electrical Equipment (0.4%)
-------------------------------------------------------------------------------
       924,800 Emerson Electric Co.                                  55,691,456
       393,464 Rockwell Automation, Inc.                             12,862,338
                                                                 --------------
                                                                     68,553,794

Electronics (1.3%)
-------------------------------------------------------------------------------
     1,905,400 Intel Corp.                                           49,025,942
     3,259,600 Micron Technology, Inc. (NON)                         44,395,752
     6,114,200 Motorola, Inc.                                       111,584,150
     6,469,729 Solectron Corp. (NON)                                 31,701,672
       393,300 Vishay Intertechnology, Inc. (NON)                     6,843,420
                                                                 --------------
                                                                    243,550,936

Energy (1.0%)
-------------------------------------------------------------------------------
       709,900 GlobalSantaFe Corp. (Cayman Islands)                  18,720,063
     4,074,363 Halliburton Co.                                      121,416,017
     1,251,600 Transocean, Inc. (Cayman Islands)
               (NON)                                                 34,756,932
       273,000 Varco International, Inc. (NON)                        5,648,370
                                                                 --------------
                                                                    180,541,382

Financial (7.8%)
-------------------------------------------------------------------------------
    16,485,378 Citigroup, Inc.                                      792,781,831
     5,734,401 Fannie Mae                                           394,068,037
     4,416,245 Freddie Mac                                          257,908,708
                                                                 --------------
                                                                  1,444,758,576

Food (1.7%)
-------------------------------------------------------------------------------
     2,131,525 Archer Daniels Midland Co.                            37,429,579
     3,571,253 ConAgra, Inc.                                        103,173,499
       260,000 General Mills, Inc.                                   12,675,000
     1,900,754 H.J. Heinz Co.                                        72,589,795
     1,721,014 Kellogg Co.                                           73,831,501
       462,852 Sara Lee Corp.                                        10,682,624
                                                                 --------------
                                                                    310,381,998

Forest Products and Packaging (1.1%)
-------------------------------------------------------------------------------
       499,500 Boise Cascade Corp.                                   16,848,135
     1,440,000 International Paper Co.                               58,060,800
     1,716,130 Smurfit-Stone Container Corp. (NON)                   29,500,275
     1,713,767 Weyerhaeuser Co.                                     101,455,006
                                                                 --------------
                                                                    205,864,216

Gaming & Lottery (0.4%)
-------------------------------------------------------------------------------
       754,258 Harrah's Entertainment, Inc.                          40,111,440
       774,199 MGM Mirage, Inc. (NON)                                35,466,056
                                                                 --------------
                                                                     75,577,496

Health Care Services (2.5%)
-------------------------------------------------------------------------------
       250,800 AmerisourceBergen Corp.                               14,518,812
     1,962,189 Cardinal Health, Inc.                                143,730,344
       861,664 Caremark Rx, Inc. (NON)                               29,167,326
     1,648,935 CIGNA Corp.                                          106,372,797
       328,277 Express Scripts, Inc. Class A (NON)                   25,388,943
       653,679 Health Net, Inc. (NON)                                16,629,594
     2,270,700 McKesson Corp.                                        74,615,202
       830,262 UnitedHealth Group, Inc.                              51,044,508
                                                                 --------------
                                                                    461,467,526

Homebuilding (0.2%)
-------------------------------------------------------------------------------
       934,500 Lennar Corp.                                          43,781,325

Household Furniture and Appliances (0.4%)
-------------------------------------------------------------------------------
       985,607 Whirlpool Corp.                                       64,567,115

Insurance (5.5%)
-------------------------------------------------------------------------------
     4,111,823 ACE, Ltd. (Bermuda)                                  180,262,320
     6,517,577 American International Group, Inc.                   466,984,392
       604,107 Fidelity National Financial, Inc.                     22,110,316
       390,000 Hartford Financial Services Group,
               Inc. (The)                                            23,821,200
     1,050,500 Metlife, Inc.                                         36,242,250
     1,087,400 Old Republic International Corp.                      25,249,428
       115,910 Radian Group, Inc.                                     5,390,974
     3,949,029 St. Paul Cos., Inc. (The)                            160,607,009
       358,785 Torchmark Corp.                                       18,671,171
       620,100 UnumProvident Corp.                                    9,642,555
       817,100 XL Capital, Ltd. Class A (Bermuda)                    62,385,585
                                                                 --------------
                                                                  1,011,367,200

Investment Banking/Brokerage (3.7%)
-------------------------------------------------------------------------------
       104,388 Goldman Sachs Group, Inc. (The)                       10,099,539
     8,906,191 JPMorgan Chase & Co.                                 334,872,782
       182,300 Legg Mason, Inc.                                      16,782,538
     4,002,900 Merrill Lynch & Co., Inc.                            217,077,267
     1,846,335 Morgan Stanley Dean Witter & Co.                      94,883,156
        56,991 Piper Jaffray Companies, Inc. (NON)                    2,759,504
                                                                 --------------
                                                                    676,474,786

Leisure (0.1%)
-------------------------------------------------------------------------------
       443,400 Harley-Davidson, Inc.                                 24,972,288

Lodging/Tourism (0.3%)
-------------------------------------------------------------------------------
       989,800 Marriott International, Inc. Class A                  46,678,968

Machinery (0.9%)
-------------------------------------------------------------------------------
     2,046,063 Ingersoll-Rand Co. Class A (Bermuda)                 132,073,367
       767,200 Parker-Hannifin Corp.                                 42,418,488
                                                                 --------------
                                                                    174,491,855

Media (2.6%)
-------------------------------------------------------------------------------
    12,364,315 Liberty Media Corp. Class A (NON)                    135,265,606
     9,328,000 Time Warner, Inc. (NON)                              156,896,960
     8,011,409 Walt Disney Co. (The)                                184,502,749
                                                                 --------------
                                                                    476,665,315

Medical Technology (--%)
-------------------------------------------------------------------------------
       217,400 Baxter International, Inc.                             6,880,710

Metals (0.9%)
-------------------------------------------------------------------------------
     5,136,500 Alcoa, Inc.                                          157,947,375
       659,408 Barrick Gold Corp.                                    12,680,416
                                                                 --------------
                                                                    170,627,791

Natural Gas Utilities (0.1%)
-------------------------------------------------------------------------------
       361,600 NiSource, Inc.                                         7,289,856
       283,526 Sempra Energy                                          9,001,951
       565,600 Southern Union Co. (NON)                              11,119,696
                                                                 --------------
                                                                     27,411,503

Office Equipment & Supplies (0.1%)
-------------------------------------------------------------------------------
       336,007 Pitney Bowes, Inc.                                    14,700,306

Oil & Gas (7.1%)
-------------------------------------------------------------------------------
       395,300 Amerada Hess Corp.                                    28,117,689
     2,177,299 Chevron Texaco Corp.                                 199,222,859
     1,881,793 ConocoPhillips                                       134,171,841
       424,232 Devon Energy Corp.                                    25,962,998
    17,211,217 ExxonMobil Corp.                                     732,337,283
     2,035,299 Marathon Oil Corp.                                    68,304,634
       947,255 Noble Corp. (Cayman Islands) (NON)                    35,199,996
       411,938 Occidental Petroleum Corp.                            19,443,474
     1,659,327 Unocal Corp.                                          59,802,145
                                                                 --------------
                                                                  1,302,562,919

Pharmaceuticals (8.8%)
-------------------------------------------------------------------------------
     6,053,534 Abbott Laboratories                                  266,476,567
     3,655,596 Bristol-Myers Squibb Co.                              91,755,460
     1,367,996 Eli Lilly Co.                                        100,971,785
     3,620,000 Johnson & Johnson                                    195,588,600
     3,009,042 King Pharmaceuticals, Inc. (NON)                      51,905,975
     3,811,445 Merck & Co., Inc.                                    179,137,915
    16,894,315 Pfizer, Inc.                                         604,140,704
     1,546,900 Schering-Plough Corp.                                 25,879,637
     2,634,232 Wyeth                                                100,285,212
                                                                 --------------
                                                                  1,616,141,855

Photography/Imaging (0.8%)
-------------------------------------------------------------------------------
    10,652,882 Xerox Corp. (NON)                                    143,068,205

Publishing (0.1%)
-------------------------------------------------------------------------------
       245,700 McGraw-Hill Companies, Inc. (The)                     19,375,902

Railroads (1.4%)
-------------------------------------------------------------------------------
       642,500 Canadian National Railway Co.
               (Canada)                                              24,267,225
     1,657,308 Norfolk Southern Corp.                                39,477,077
     3,189,101 Union Pacific Corp.                                  187,933,722
                                                                 --------------
                                                                    251,678,024

Real Estate (0.2%)
-------------------------------------------------------------------------------
     1,595,142 Equity Office Properties Trust (R)                    40,149,724

Regional Bells (2.8%)
-------------------------------------------------------------------------------
     4,622,835 BellSouth Corp.                                      119,315,371
     2,222,800 Qwest Communications International,
               Inc. (NON)                                             8,935,656
     2,814,700 SBC Communications, Inc.                              70,086,030
     8,181,210 Verizon Communications, Inc.                         308,758,865
                                                                 --------------
                                                                    507,095,922

Restaurants (1.0%)
-------------------------------------------------------------------------------
       801,500 Darden Restaurants, Inc.                              18,161,990
     6,145,900 McDonald's Corp.                                     167,352,857
                                                                 --------------
                                                                    185,514,847

Retail (4.1%)
-------------------------------------------------------------------------------
       249,096 AutoZone, Inc. (NON)                                  21,813,337
       560,620 Federated Department Stores, Inc.                     27,470,380
     6,447,877 Home Depot, Inc. (The)                               226,900,792
     2,390,577 JC Penney Co., Inc. (Holding Co.)                     80,944,937
     2,806,900 Limited Brands                                        57,934,416
     2,402,977 Lowe's Cos., Inc.                                    125,098,983
     6,031,828 Office Depot, Inc. (NON)                             105,617,308
     1,765,500 Rite Aid Corp. (NON)                                   8,650,950
     1,694,739 Staples, Inc.                                         43,656,477
     2,553,467 TJX Cos., Inc. (The)                                  62,738,684
                                                                 --------------
                                                                    760,826,264

Software (0.7%)
-------------------------------------------------------------------------------
       973,377 Amdocs, Ltd. (Guernsey) (NON)                         25,843,159
     1,675,230 Computer Associates International,
               Inc.                                                  44,912,916
     2,212,700 Microsoft Corp.                                       57,463,819
                                                                 --------------
                                                                    128,219,894

Technology Services (0.8%)
-------------------------------------------------------------------------------
     1,616,200 Automatic Data Processing, Inc.                       70,805,722
       964,700 First Data Corp.                                      43,787,733
       971,000 Fiserv, Inc. (NON)                                    35,499,760
                                                                 --------------
                                                                    150,093,215

Telecommunications (0.4%)
-------------------------------------------------------------------------------
       323,173 AT&T Wireless Services, Inc. (NON)                     4,463,019
     1,112,811 CenturyTel, Inc.                                      32,137,982
     1,883,162 Sprint Corp. (FON Group)                              33,689,768
                                                                 --------------
                                                                     70,290,769

Textiles (0.2%)
-------------------------------------------------------------------------------
       569,280 Jones Apparel Group, Inc.                             20,835,648
       595,000 Liz Claiborne, Inc.                                   20,884,500
                                                                 --------------
                                                                     41,720,148

Tobacco (2.2%)
-------------------------------------------------------------------------------
     7,221,287 Altria Group, Inc.                                   399,914,874

Toys (0.5%)
-------------------------------------------------------------------------------
     5,635,320 Mattel, Inc.                                          95,575,027

Waste Management (0.2%)
-------------------------------------------------------------------------------
       341,700 Republic Services, Inc.                                9,847,794
     1,118,300 Waste Management, Inc.                                31,759,720
                                                                 --------------
                                                                     41,607,514
                                                                 --------------
               Total Common stocks
               (cost $15,272,055,417)                            $18,194,489,368

Convertible preferred stocks (0.5%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       769,400 Ford Motor Company Capital Trust II
               $3.25 cum. cv. pfd.                                  $43,278,750
       676,700 Xerox Corp. 144A $3.75 cv. pfd.                       52,105,900
                                                                 --------------
               Total Convertible preferred stocks
               (cost $73,882,105)                                   $95,384,650

Convertible bonds and notes (0.1%) (a) (cost $21,190,511)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $21,660,000 Service Corp. International cv. sub.
               notes 6 3/4s, 2008                                   $24,096,750

Short-term investments (1.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $30,000,000 Park Granada LLC, effective yield of
               1.06%, May 28, 2004                                  $29,975,267
   193,452,098 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.03% to 1.21% and due dates ranging
               from May 3, 2004 to June 11, 2004 (d)               193,374,733
    94,956,000 Interest in $500,000,000 joint
               tri-party repurchase agreement
               dated April 30, 2004 with Bank of
               America, LLC due May 3, 2004  with
               respect to various U.S. Government
               obligations -- maturity  value of
               $94,964,467 for an effective yield
               of 1.07% (d)                                          94,956,000
                                                                 --------------
               Total Short-term investments
               (cost $318,306,000)                                 $318,306,000
-------------------------------------------------------------------------------
               Total Investments
               (cost $15,685,434,033)                            $18,632,276,768
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $18,434,952,968.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
April 30, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $186,437,922
of securities on loan (identified cost $15,685,434,033)
(Note 1)                                                      $18,632,276,768
-------------------------------------------------------------------------------
Cash                                                                    2,390
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          29,108,768
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              6,252,897
-------------------------------------------------------------------------------
Receivable for securities sold                                     85,193,090
-------------------------------------------------------------------------------
Total assets                                                   18,752,833,913

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   54,447,284
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         38,356,146
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                       20,476,763
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          3,283,993
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)              1,065,130
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            7,033
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              5,944,415
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                193,374,733
-------------------------------------------------------------------------------
Other accrued expenses                                                925,448
-------------------------------------------------------------------------------
Total liabilities                                                 317,880,945
-------------------------------------------------------------------------------
Net assets                                                    $18,434,952,968

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                               $17,127,296,888
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          544,768
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (1,639,731,423)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                      2,946,842,735
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                            $18,434,952,968

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($12,936,957,432 divided by 729,514,254 shares)                        $17.73
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $17.73)*                $18.71
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($3,575,518,790 divided by 204,622,885 shares)**                       $17.47
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($117,415,591 divided by 6,648,156 shares)**                           $17.66
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($158,248,996 divided by 8,983,802 shares)                             $17.61
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $17.61)*                $18.25
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($12,428 divided by 701 shares)                          $17.72
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($1,646,799,731 divided by 92,679,941 shares)            $17.77
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended April 30, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $77,198)                        $209,499,849
-------------------------------------------------------------------------------
Interest                                                            1,474,930
-------------------------------------------------------------------------------
Securities lending                                                     73,267
-------------------------------------------------------------------------------
Total investment income                                           211,048,046

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   41,572,971
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                     19,303,844
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                            116,826
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       38,109
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                              16,974,658
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                              18,585,512
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 621,474
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 650,813
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       7
-------------------------------------------------------------------------------
Other                                                               2,351,848
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                          427,343
-------------------------------------------------------------------------------
Costs assumed by manager (Note 5)                                    (427,343)
-------------------------------------------------------------------------------
Total expenses                                                    100,216,062
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (1,967,450)
-------------------------------------------------------------------------------
Net expenses                                                       98,248,612
-------------------------------------------------------------------------------
Net investment income                                             112,799,434
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  608,715,190
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     1,152,505
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)               483
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the period                                       755,177,352
-------------------------------------------------------------------------------
Net gain on investments                                         1,365,045,530
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations           $1,477,844,964
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    April 30       October 31
Increase (decrease) in net assets                       2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                           $112,799,434     $273,509,084
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                    609,868,178     (680,532,989)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments       755,177,352    4,021,703,478
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                     1,477,844,964    3,614,679,573
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
 From net investment income
-------------------------------------------------------------------------------
  Class A                                       (119,406,221)    (191,160,490)
-------------------------------------------------------------------------------
  Class B                                        (19,159,240)     (23,318,908)
-------------------------------------------------------------------------------
  Class C                                           (610,387)        (808,059)
-------------------------------------------------------------------------------
  Class M                                         (1,089,710)      (1,706,613)
-------------------------------------------------------------------------------
  Class R                                                 (9)              (9)
-------------------------------------------------------------------------------
  Class Y                                        (16,693,761)     (22,462,126)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                      (3,317,638,310)  (2,746,182,781)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets       (1,996,752,674)     629,040,587

Net assets
-------------------------------------------------------------------------------
Beginning of period                           20,431,705,642   19,802,665,055
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $544,768 and
$44,704,662, respectively)                   $18,434,952,968  $20,431,705,642
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          April 30
Per-share                               (Unaudited)                                 Year ended October 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $16.57          $13.95          $16.86          $19.81          $21.10          $20.44
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .11             .23             .22             .21             .26             .28
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.20            2.59           (2.60)          (2.55)            .45            2.32
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.31            2.82           (2.38)          (2.34)            .71            2.60
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.15)           (.20)           (.21)           (.25)           (.26)           (.28)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --            (.32)           (.36)          (1.74)          (1.66)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.15)           (.20)           (.53)           (.61)          (2.00)          (1.94)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $17.73          $16.57          $13.95          $16.86          $19.81          $21.10
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      7.95*          20.40          (14.71)         (12.15)           3.92           13.13
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $12,936,957     $14,580,763     $14,095,214     $17,731,034     $20,159,272     $22,033,789
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .45*            .90             .86             .82             .81             .79
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .65*           1.53            1.33            1.14            1.38            1.32
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     13.38*          32.71           29.94           36.90           52.23           50.36
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                          ended
                                         April 30
Per-share                               (Unaudited)                                Year ended October 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $16.33          $13.75          $16.62          $19.53          $20.82          $20.19
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .05             .11             .09             .07             .12             .12
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.18            2.56           (2.56)          (2.52)            .44            2.29
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.23            2.67           (2.47)          (2.45)            .56            2.41
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.09)           (.09)           (.08)           (.10)           (.11)           (.12)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --            (.32)           (.36)          (1.74)          (1.66)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.09)           (.09)           (.40)           (.46)          (1.85)          (1.78)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $17.47          $16.33          $13.75          $16.62          $19.53          $20.82
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      7.54*          19.51          (15.37)         (12.80)           3.14           12.28
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,575,519      $3,886,995      $4,009,396      $7,397,121     $10,163,817     $14,777,660
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .83*           1.65            1.61            1.57            1.56            1.54
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .27*            .78             .56             .39             .64             .57
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     13.38*          32.71           29.94           36.90           52.23           50.36
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      For the
                                      Six months                                                                       period
                                         ended                                                                        July 26,
                                        April 30                                                                      1999+ to
Per-share                             (Unaudited)                       Year ended October 31                        October 31
operating performance                    2004            2003            2002            2001            2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $16.50          $13.90          $16.79          $19.75          $21.08          $22.07
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                 .05             .12             .09             .07             .11             .02
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               1.19            2.57           (2.58)          (2.55)            .46            (.91)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    1.24            2.69           (2.49)          (2.48)            .57            (.89)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                        (.08)           (.09)           (.08)           (.12)           (.16)           (.10)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                             --              --            (.32)           (.36)          (1.74)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                      (.08)           (.09)           (.40)           (.48)          (1.90)           (.10)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $17.66          $16.50          $13.90          $16.79          $19.75          $21.08
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                   7.56*          19.44          (15.30)         (12.84)           3.16           (4.03)*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $117,416        $140,116        $132,854        $168,471        $117,763         $21,555
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 .83*           1.65            1.61            1.57            1.56             .41*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 .27*            .78             .57             .38             .57             .12*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  13.38*          32.71           29.94           36.90           52.23           50.36
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          April 30
Per-share                               (Unaudited)                                 Year ended October 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $16.46          $13.86          $16.75          $19.68          $20.97          $20.33
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .07             .15             .13             .12             .16             .17
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.19            2.58           (2.58)          (2.54)            .45            2.30
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.26            2.73           (2.45)          (2.42)            .61            2.47
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.11)           (.13)           (.12)           (.15)           (.16)           (.17)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --            (.32)           (.36)          (1.74)          (1.66)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.11)           (.13)           (.44)           (.51)          (1.90)          (1.83)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $17.61          $16.46          $13.86          $16.75          $19.68          $20.97
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      7.65*          19.78          (15.14)         (12.58)           3.41           12.55
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $158,249        $196,091        $205,097        $309,868        $387,088        $479,425
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .70*           1.40            1.36            1.32            1.31            1.29
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .40*           1.03             .82             .64             .89             .82
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     13.38*          32.71           29.94           36.90           52.23           50.36
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------------
                                                                      For the
                                                    Six months        period
                                                      ended         January 21,
                                                    April 30         2003+ to
Per-share                                          (Unaudited)      October 31
operating performance                                  2004            2003
-------------------------------------------------------------------------------
Net asset value,
beginning of period                                  $16.58          $14.58
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                               .10             .15
-------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                    1.17            1.98
-------------------------------------------------------------------------------
Total from
investment operations                                  1.27            2.13
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net
investment income                                      (.13)           (.13)
-------------------------------------------------------------------------------
Total distributions                                    (.13)           (.13)
-------------------------------------------------------------------------------
Net asset value,
end of period                                        $17.72          $16.58
-------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                 7.70*          14.71*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $12              $1
-------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                               .58*            .90*
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                               .52*            .99*
-------------------------------------------------------------------------------
Portfolio turnover (%)                                13.38*          32.71
-------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         April 30
Per-share                               (Unaudited)                                   Year ended October 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $16.61          $13.98          $16.89          $19.85          $21.14          $20.47
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .14             .26             .26             .26             .30             .33
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.20            2.61           (2.60)          (2.56)            .46            2.33
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.34            2.87           (2.34)          (2.30)            .76            2.66
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.18)           (.24)           (.25)           (.30)           (.31)           (.33)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --            (.32)           (.36)          (1.74)          (1.66)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.18)           (.24)           (.57)           (.66)          (2.05)          (1.99)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $17.77          $16.61          $13.98          $16.89          $19.85          $21.14
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      8.07*          20.73          (14.46)         (11.96)           4.18           13.44
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,646,800      $1,627,740      $1,360,104      $1,460,710      $1,530,454      $1,702,442
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .33*            .65             .61             .57             .56             .54
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .77*           1.77            1.58            1.39            1.63            1.56
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     13.38*          32.71           29.94           36.90           52.23           50.36
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
April 30, 2004 (Unaudited)

Note 1
Significant accounting policies

The Putnam Fund for Growth and Income (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees.

Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized /accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2004, the value of securities loaned amounted to $186,437,922. The fund received cash collateral of $193,374,733, which is pooled with collateral of other Putnam funds into 27 issuers of high-grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2003, the fund had a capital loss carryover of $1,915,201,162 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
--------------------------------
$1,033,502,919  October 31, 2010
   881,698,243  October 31, 2011

The aggregate identified cost on a tax basis is $16,019,416,238, resulting in gross unrealized appreciation and depreciation of $3,316,254,805 and 703,394,275, respectively, or net unrealized appreciation of $2,612,860,530.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended April 30, 2004, the fund paid PFTC $14,755,855 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2004, the fund's expenses were reduced by $1,967,450 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $9,279, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $422,114 and $8,958 from the sale of class A and class M shares, respectively, and received $5,602,608 and $16,070 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2004, Putnam Retail Management, acting as underwriter, received $23,212 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the six months ended April 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,574,770,376 and $5,741,636,608, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of period                         --               $--
----------------------------------------------------------------
Options opened                         614,761           161,805
Options exercised                     (614,761)         (161,805)
Options expired                             --                --
Options closed                              --                --
----------------------------------------------------------------
Written options
outstanding at
end of period                               --               $--
----------------------------------------------------------------

Note 4
Capital shares

At April 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         29,073,443      $513,250,145
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     6,364,545       110,074,260
----------------------------------------------------------------
                                    35,437,988       623,324,405

Shares repurchased                (185,646,933)   (3,201,708,881)
----------------------------------------------------------------
Net decrease                      (150,208,945)  $(2,578,384,476)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         99,833,873    $1,462,775,910
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    11,964,902       175,951,305
----------------------------------------------------------------
                                   111,798,775     1,638,727,215

Shares repurchased                (242,262,167)   (3,579,085,331)
----------------------------------------------------------------
Net decrease                      (130,463,392)  $(1,940,358,116)
----------------------------------------------------------------

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          8,768,840      $152,279,105
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,061,236        17,880,506
----------------------------------------------------------------
                                     9,830,076       170,159,611

Shares repurchased                 (43,190,022)     (735,015,130)
----------------------------------------------------------------
Net decrease                       (33,359,946)    $(564,855,519)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         23,818,472      $346,814,824
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,494,791        21,680,974
----------------------------------------------------------------
                                    25,313,263       368,495,798

Shares repurchased                 (78,844,929)   (1,130,637,069)
----------------------------------------------------------------
Net decrease                       (53,531,666)    $(762,141,271)
----------------------------------------------------------------

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            642,641       $11,366,170
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        32,489           553,033
----------------------------------------------------------------
                                       675,130        11,919,203

Shares repurchased                  (2,517,015)      (43,207,756)
----------------------------------------------------------------
Net decrease                        (1,841,885)     $(31,288,553)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,306,602       $34,083,222
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        50,168           735,065
----------------------------------------------------------------
                                     2,356,770        34,818,287

Shares repurchased                  (3,427,752)      (50,325,373)
----------------------------------------------------------------
Net decrease                        (1,070,982)     $(15,507,086)
----------------------------------------------------------------

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            519,352        $9,080,529
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        61,088         1,041,166
----------------------------------------------------------------
                                       580,440        10,121,695

Shares repurchased                  (3,508,878)      (60,450,952)
----------------------------------------------------------------
Net decrease                        (2,928,438)     $(50,329,257)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,755,082       $25,704,440
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       111,890         1,633,086
----------------------------------------------------------------
                                     1,866,972        27,337,526

Shares repurchased                  (4,753,881)      (69,871,381)
----------------------------------------------------------------
Net decrease                        (2,886,909)     $(42,533,855)
----------------------------------------------------------------

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                631           $11,463
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                 9
----------------------------------------------------------------
                                           632            11,472

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               632           $11,472
----------------------------------------------------------------

                                    Period from January 21, 2003
                                    (commencement of operations)
                                             to October 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 69            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                 9
----------------------------------------------------------------
                                            69             1,009
Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                69            $1,009
----------------------------------------------------------------

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         10,893,558      $193,697,155
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       960,764        16,693,761
----------------------------------------------------------------
                                    11,854,322       210,390,916

Shares repurchased                 (17,195,168)     (303,182,893)
----------------------------------------------------------------
Net decrease                        (5,340,846)     $(92,791,977)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         28,040,466      $418,734,714
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,517,568        22,462,126
----------------------------------------------------------------
                                    29,558,034       441,196,840

Shares repurchased                 (28,830,451)     (426,840,302)
----------------------------------------------------------------
Net increase                           727,583       $14,356,538
----------------------------------------------------------------

At April 30, 2004, Putnam, LLC owned 70 class R shares of the fund (10.0% of class R shares outstanding), valued at $1,240.

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended April 30, 2004, Putnam Management has assumed $427,343 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA  02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA  02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA022-214200  002/881/427/511  6/04

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Fund for Growth and Income
Supplement to Semiannual Report dated 4/30/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 4/30/04

                                                                       NAV

6 months                                                              8.07%
1 year                                                               24.88
5 years                                                              -2.30
Annual average                                                       -0.46
10 years                                                            163.51
Annual average                                                       10.17
Life of fund (since class A inception, 11/6/57)

Annual average                                                       12.44

Share value:                                                           NAV

10/31/03                                                            $16.61
4/30/04                                                             $17.77


----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains        Total
                      2         $0.175             --             $0.175

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 28, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: June 28, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 28, 2004